UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.
                          Date of Report: May 22, 2007
                        (Date of earliest event reported)

                            Total Luxury Group, Inc.
             (Exact name of registrant as specified in its charter)

           Indiana                     000-28497                 35-1504940
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)

    11900 Biscayne Blvd Suite#620 Miami, Fla.              33181
    (Address of principal executive offices)             (Zip Code)

                                  305.892.6744
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.02, Non-Reliance on Previously Issued Financial Statements


On May 22, 2007, our EDGARIZED 10-QSB was inadvertently filed by Market Wire as a draft without our changes as submitted by Management. As well, the 10QSB had not received a final review by our auditors. For these reasons, the report cannot be relied upon, and the amendment, which will be filed imminently, will have our changes incorporated.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXHIBITS INDEX:

99.2    Letter from Market Wire (to be attached in a 8K amended)



Dated: May 22, 2007                                     TOTAL LUXURY GROUP, INC.


                                                        By:/s/ Sandy Masselli